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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                February 22, 2001


                            Gables Residential Trust
             (Exact name of Registrant as specified in its charter)





           Maryland                      1-12590                58-2077868
 (State or other jurisdiction       (Commission File         (I.R.S. Employer
       of incorporation)                 Number)            Identification No.)



                        2859 Paces Ferry Road, Suite 1450
                             Atlanta, Georgia 30339
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                  770-436-4600


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         ITEM 5.   OTHER EVENTS.

         On February 22, 2001, Gables Realty Limited Partnership (the "Partnership"), the entity through which Gables Residential Trust (the "Company") conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets, completed the offering of an aggregate $150,000,000 principal amount of its 7.25% Senior Notes due 2006 (the "Notes"). The offering of the Notes was made pursuant to a Prospectus Supplement dated February 15, 2001 relating to the Prospectus dated June 7, 1999 filed with the Partnership's and the Company's shelf registration statement on Form S-3 (File No. 333-68359).

         The Notes bear interest at 7.25% per annum from February 22, 2001, with interest payable in arrears each February 15 and August 15 commencing August 15, 2001. The entire principal amount of the Notes is due February 15, 2006. The Notes are redeemable at any time at the option of the Partnership, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount (as defined in Supplemental Indenture No. 4 referenced below), if any, with respect to such Notes.

         The Notes were issued under an Indenture dated March 23, 1998 and a Supplemental Indenture No. 4 dated February 22, 2001, each between the Partnership and First Union National Bank, as trustee. The offering of the Notes was underwritten by Lehman Brothers Inc., Chase Securities Inc., First Union Securities, Inc., Legg Mason Wood Walker Incorporated, PNC Capital Markets, Inc. and Wachovia Securities, Inc. The underwriting discount was 0.60% and the price to the public was 99.83% of the principal amount of the Notes.

         The net proceeds to the Partnership from the sale of the Notes, after deducting the underwriting discount and related issuance costs, were approximately $148.5 million. The Partnership will use the net proceeds to reduce borrowings under its credit facilities and repay its $40.0 million term loan.

         Delivery of the Notes was made on February 22, 2001 through the facilities of The Depository Trust Company, against payment therefor in immediately available funds.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (a)      Financial statements of business acquired:

                  Not Applicable


         (b)      Pro forma financial information:

                  Not Applicable


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         (c)      Exhibits:

Exhibit No.

         1.1      Underwriting Agreement, dated February 15, 2001.*

         4.1 Indenture, dated as of March 23, 1998, between Gables Realty Limited Partnership and First Union National Bank.**

         4.2 Supplemental Indenture No. 4, dated February 22, 2001, between Gables Realty Limited Partnership and First Union National Bank, including a form of the 7.25% Senior Note due 2006.*

         4.3      Gables Realty Limited Partnership 7.25% Senior Note due 2006.*

         5.1 Opinion of Goodwin Procter LLP as to the legality of the Notes.*

         12.1 Gables Realty Limited Partnership Calculation of Ratios of Earnings to Fixed Charges.*

         12.2 Gables Realty Limited Partnership Calculation of Ratios of Earnings to Combined Fixed Charges and Preferred Dividends.*

         -------------------

         * Incorporated herein by reference to Gables Realty Limited Partnership's Current Report on Form 8-K dated February 22, 2001 (File No. 000-22683).

         ** Incorporated herein by reference to Gables Realty Limited Partnership's Current Report on Form 8-K dated March 23, 1998 (File No. 000-22683).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    February 23, 2001                GABLES RESIDENTIAL TRUST



                                          By:  /s/ Marvin R. Banks, Jr.
                                               ---------------------------
                                               Marvin R. Banks, Jr.
                                               Chief Financial Officer


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